Amedisys Second Quarter 2019 Earnings Call Supplemental Slides August 1st, 2019 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Our Key Areas of Focus

Strategic areas of focus for 2019

1 Organic Growth

- **Home Health***: Total same store admissions +7%. Total same store volume +6%. Total same store Medicare admissions +4%
- **Hospice**: Admissions +7%, ADC +5%
- **Personal Care**: Billable hours / quarter +6% (including acquisitions)

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Currently total voluntary turnover ~17%
- Focus on reduction of clinical turnover with heavy focus on RN's and "quick quits"

3 Clinical Initiatives

- Quality: Amedisys Oct'19 preview STARS score of 4.25 reflects CMS change in measurement (added Improvement in Mgmt. of Oral Meds)
- 47 Amedisys care centers rated at 5-Stars in the Oct'19 Preview (85% of providers at 4 Stars)
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 40.1%
  - Current PTA Ratio: 42.6%

5 M&A

- CCH integration remains on target
  - 70% of care centers on HCHB representing 86% of census
  - Synergies on target
  - Final wave of care centers implementing HCHB on 8/1
- Signed definitive agreement (7/30) to acquire home health CON expanding access in NY
- Targeting increased de novo activity in 2019 (7-9 planned)
  - 4 de novos opened as of 6/30

6 Regulatory

- 2019 Home Health industry impact per Proposed Rule +2.2%; AMED home health specific impact +1.2%
- Proposed 2020 Home Health Rule (PDGM) released 7/11, largely unchanged from previous proposal
- Working with CMS and Congress to address "behavioral assumptions" language in PDGM
- Proposed 2020 Hospice Rule released 4/19.
  - Industry update of +2.7%
  - AMED specific impact of ~1%

**Note: Home Health same store volume is defined as admissions plus recertifications*

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Highlights and Summary Financial Results (Adjusted): 2Q 2019[1]

Home Health total same store volume +6%, total same store admissions +7%. Hospice same store admissions +7%. Personal Care +6% billable hours

2Q'19 Amedisys Consolidated

- Revenue Growth: +21%
- EBITDA: $61M (+24%)
- EBITDA Margin: 12% (+30 bps)
- EPS: $1.21 (+21%)

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2Q'19 Balance Sheet & Cash Flow

- Net debt: $264.2M
- Net Leverage ratio: 1.3x
- CFFO: $59.3M
- Free cash flow [4]: $57.3M
- DSO: 41.1 (vs. Q1'19 of 41.2)

2Q'19 Home Health

Same Store Volume [2]:
- Total: +6%
- Episodic [3]: +4%

Same Store Admissions:
- Total: +7%
- Episodic [3]: +6%

Other Statistics:
- Revenue per Episode: $2,953 (+$79)
- Total Cost per Visit: $89.62 (+2.0%)
- Medicare Recert Rate: 36.4% (-160 bps)

2Q'19 Hospice

Same Store Volume:
- Admissions: +7%
- ADC: +5%

Other Statistics:
- Revenue per Day: $147.27 (-0.2%)
- Cost per day: +11.6%

2Q'19 Personal Care

Growth Metrics [5]:
- Billable hours/quarter: +6%
- Clients served: +2%

2Q'19 Adjusted Financial Results[1]

$ in Millions, except EPS	2Q18	2Q19	% Change
Home Health	293.2	318.6	8.7%
Hospice	101.4	158.7	56.5%
Personal Care	18.7	21.2	13.4%
Total Revenue	**$ 413.3**	**$ 498.5**	**20.6%**
Gross Margin %	*41.3%*	*41.7%*	
Adjusted EBITDA	**49.7**	**61.4**	**23.5%**
	12.0%	*12.3%*	
Adjusted EPS	**$1.00**	**$1.21**	**21.0%**
Free cash flow [4]	**$50.6**	**$57.3**	**13.2%**

1. *The financial results for the three-month periods ended June 30, 2018 and June 30, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Episodic admissions and volume – Includes Medicare and non-Medicare payors that bill on a 60-day episode of care basis.*
4. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Includes acquisitions.*

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OUR REVENUE SOURCES: 2Q19

Amedisys Consolidated Revenue



4.3%
31.8%
63.9%
Home Health
Hospice
Personal Care

Home Health Revenue



17.9%
13.3%
68.8%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue



4.6%
95.4%
Medicare FFS
Private

- **Home Health**: 322 care centers; 34 states & DC
- **Hospice**: 137 care centers; 33 states
- **Personal Care**: 12 care centers; 3 states
- **Total AMED: 471 care centers; 38 states and D.C.**

- **Medicare FFS**: Paid episodically over a 60-day episode
- **Private Episodic**: MA and Commercial plans who pay us over a 60-day episode. Generally at rates ~90% – 100% of Medicare
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit provided

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled – **99% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

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Home Health and Hospice Segment (Adjusted) – 2Q 2019[1]

Home health total volume growth strong (+6%); Hospice continues strong ADC growth (+5%)

HOME HEALTH $ in Millions	2Q18	2Q19
Medicare	208.0	219.1
Non-Medicare	85.2	99.5
Home Health Revenue	**$293.2**	**$318.6**
Gross Margin %	*39.8%*	*41.0%*
Pre-Corporate EBITDA [2]	**$48.4**	**$56.7**
	16.5%	*17.8%*

Operating Statistics		
Same Store Growth (3)		
Total Volume	8%	6%
Total Admissions	6%	7%
Episodic Volume	6%	4%
Episodic Admissions	5%	6%
Revenue per Episode	$ 2,874	$ 2,953
Recert Rate	38.0%	36.4%
Total Cost per visit	$87.83	$89.62

HOSPICE $ in Millions	2Q18	2Q19
Medicare	96.9	151.4
Non-Medicare	4.5	7.3
Hospice Revenue	**$101.4**	**$158.7**
Gross Margin %	*49.0%*	*45.2%*
Pre-Corporate EBITDA [2]	**$29.3**	**$36.9**
	28.9%	*23.2%*

Operating Statistics		
Admit growth - same store	7%	7%
ADC growth - same store	12%	5%
Admits	6,746	10,430
ADC	7,554	11,427
Avg. discharge length of stay	97	98
Revenue per day (net)	$147.58	$147.27
Cost per day	$75.20	$83.96

Home Health Highlights

- Medicare FFS growth +4%
- Revenue per Episode up +$79
- Recert rate down 160 bps
- Y/Y CPV up $1.79
- EBITDA as a % percentage of revenue: +130 bps 2Q

Hospice Highlights

- Same store average daily census (ADC) up 5% in 2Q
- Net revenue per day -0.2% in 2Q
- ~$1M liability for 2019 cap year
- CCH revenue contribution: $46.0M in 2Q
- Total CCH EBITDA contribution net of corporate: $3.9M in 2Q

1. *The financial results for the three-month periods ended June 30, 2018 and June 30, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*

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General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue increased 10 basis points Home Health segment G&A: 10 bps decrease as % of revenue Hospice segment G&A: 170 bps increase as % of revenue – including $10.8M from acquisition of CCH Personal Care segment G&A: 230 bps decrease as % of revenue Corporate G&A: 10 bps decrease as a % of revenue – including $2.2M from acquisition of CCH Total G&A as a percentage of revenue decreased 10 bps sequentially The financial results for the three-month periods ended June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impact of G&A cost control materializing as operational efficiencies are realized; Added investments to Hospice segment

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and includes LHC, Kindred, AFAM, HLS and BKD Metric JAN 19 Release APR 19 Release JUL 19 PREVIEW OCT 19 PREVIEW Quality of Patient Care 4.40 4.28 4.27 4.25 Entities at 4+ Stars 94% 86% 85% 85% Metric JUL 18 Release OCT 18 Release JAN 19 Release APR 19 Release Patient Satisfaction Star 3.96 3.66 3.75 4.19 Performance Over Industry +7% +5% +6% +8% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the October 2019 HHC preview with 85% of our providers (representing 92% of care centers) at 4+ Stars and 53% at 4.5+ Stars 26 Amedisys providers (representing 47 care centers) rated at 5-Stars in the October HHC 2019 preview In April 19 Preview for QPC, new measure introduced: Improvement in Management of Oral Meds

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality

Operational Excellence: Home Health Cost Per Visit (CPV)

Total CPV impacted by planned wage increases

Components	2Q'18	1Q'19	2Q'19	YoY Variance	Detail	Initiatives
Salaries	$59.98	$61.54	$61.69	$1.71	YoY increase due to planned wage increases and discipline mix	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome planned salary increases
Contractors	$3.16	$3.08	$2.99	($0.17)	YoY utilization consistent	Focused efforts on filling positions with full-time clinicians
Benefits	$10.45	$10.30	$10.98	$0.53	YoY increase driven by health insurance expense	Focus on cost containment and spend optimization with specific focus on high cost claims
Transportation & Supplies	$6.48	$6.13	$6.31	($0.17)	YoY decrease primarily due to transportation costs	More effective medical supply contracting cost initiatives are underway
***Visiting Clinician CPV**	**$80.07**	**$81.05**	**$81.97**	**$1.90**		
Clinical Managers	$7.76	$8.01	$7.65	($0.11)	Fixed cost associated with non-visiting clinicians	Unit cost reduced as volume increases
Total CPV	$87.83	$89.06	$89.62	$1.79		

**Note: Direct comparison with industry competitors CPV calculation*

Cost Per Visit (CPV)


$100.00
$75.00
$50.00
$25.00
$80.07
$81.05
$81.97
2Q18
1Q19
2Q19
Salaries
Contractors
Benefits
Transportation

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Driving Top Line Growth All three lines of business continue to grow. Hospice delivers another quarter of ADC growth and Home Health total same store volume continues to trend in the mid-single digits Home Health Total Volume Hospice ADC Personal Care Total Hours / Quarter *Includes impact of East Tennessee (5/1/18) and Bring Care Home (10/1/18) acquisitions

Debt and Liquidity Metrics ~1.3x net leverage post Compassionate Care Hospice acquisition Net debt defined as total debt outstanding ($278.1M) less cash balance ($13.9M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($205.4M). Liquidity defined as the sum of cash balance and available revolving line of credit.

Cash Flow Statement Highlights (1) Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) The financial results for the three-month periods ended June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.

2019 Guidance

Updating 2019 Guidance Increasing 2019 EBITDA and EPS guidance ranges 2019 Revised Guidance Revenue Adjusted EBITDA Adjusted Earnings per Share $205M - $210M $1.94B - $1.98B $3.98 – $4.09 2019 Original Guidance $213M - $216M $4.05– $4.12 $1.94B - $1.98B

2019 Guidance Considerations

Project solid revenue and earnings growth while investing in our people and the business to prepare for PDGM and beyond. Executing inorganic growth strategy and ramping up de novos

Amedisys Consolidated

- **Tax rate ~26%**
- **Cash tax rate ~17%**
- Diluted share count **~33.1 million shares**
- Capital Expenditures **~$8-$10 million**
- Salary increase **~2% - 3%**
- Benefits increase **~12%** *(8% growth / headcount, 4% pricing / claims costs)*
- Overall **~$6 million** investment in business development resources
- **Excludes future acquisitions and related integration costs**

Home Health

- **Total same store admission growth ~5%**
- Focus on business development staffing strategy **~$3 million (Y/Y increase)**
- Continue focus on Quality of Care (Stars and Acute Care Hospitalization rates)
- Continued positive progress on underperforming care centers

Hospice

- **Total same store admission growth ~7%**
- Addition of business development resources to maintain organic growth ~ **$3 million**
- **Includes contribution of CCH acquisition of ~$12M-$14M**
  - Decline in exit rate TTM ($25M vs. $27M)
  - ADC Disruption of ~100 (~3%)

Personal Care

- **Total billable hours growth ~13%**
- Employer Medical Assistance Contribution (EMAC) **~$1 million**

2019 Investments

- **Total Investments in business of ~$7M**
  - IT Security – Investments in IT security enhancements for web, ID, data and e-mail protection etc.
  - Pay Practice Redesign – Incentivizing our clinical staff to work at the top of their license (right people, doing the right visits)
  - Staffing Model Redesign – Optimizing our care centers and field infrastructure to maximize operational efficiency
  - PDGM Resources – Investments in teams, projects, processes needed to thrive in PDGM
  - De Novos – 7 to 9 de novos planned for 2019

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Compassionate Care Hospice (CCH) EBITDA Improvement

HCHB disruption and investments in the business will impact EBITDA in 2019. EBITDA margin in 2020 and beyond will reflect legacy Amedisys hospice margin and growth trajectory



CCH 2019 EBITDA Waterfall
EBITDA ($M)
$60
$50
$40
$30
$20
$10
$-
$25
Planned disruption from HCHB implementation of ~100 ADC
BD staff & regional infrastructure needed to grow low ADC care centers and improve margin
~$10M of 2020 EBITDA driven by ADC growth and margin expansion
~$24M - $26M of total 2020 EBITDA driven by recovery from ADC disruption and realization of synergies
~$12-$14
~$34 - $36
~$50+
Assuming no revenue growth and EBITDA margin equal to AMED legacy hospice margin, CCH can contribute ~$50M+ in EBITDA
Run Rate EBITDA (11 Months)
ADC Disruption
Investments
Synergies and Other Efficiencies
2019 EBITDA
2020 EBITDA
2021 EBITDA

Category	Description
ADC Disruption	Negative impact on ADC as HCHB is installed. Expect ADC to recover in 3Q'19
Investment	Investments needed in regional infrastructure and BD staff to grow low ADC care centers and improve margin in large ADC care centers. Current CCH EBITDA margin approximately half of legacy AMED and growth rate ~20% of AMED ADC growth
Synergies and Other Efficiencies	Cost savings, duplicative contract optimization and sunset of current IT system; cannot begin to pull costs out until HCHB is installed. Realize 100% of run rate synergies of ~$10M in 2H'2020

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Reimbursement Outlook

2019 Reimbursement Impact for Home Health and Hospice

Home Health

	2019
Market Basket Update	3.0%
Productivity Adjustment	(0.8)
Estimated Industry Impact	+2.2%
Estimated AMED-Specific Impact	***+1.2%***

Note: +2.2% industry impact compared to +1.2% AMED specific impact ~($12M)

Hospice

	2019*
Market Basket Update	2.9%
Productivity / Other Adjustment	(1.1)
Estimated Industry Impact	+1.8%
Estimated AMED-Specific Impact	***+1.6%***

**Hospice rate increase effective October 1, 2018*

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EBITDA Seasonality: As Reported Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises

EBITDA Seasonality: Excluding Health Insurance and Workers Compensation Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises